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MAXCO, INC. AND SUBSIDIARIES

EXHIBIT 23 - CONSENT OF INDEPENDENT AUDITORS








                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement (Form S-8 No. 33-48351) pertaining to the Maxco, Inc. Incentive Stock Option Plan and in the related prospectus of our report dated June 10, 1996, with respect to the consolidated financial statements and schedule of Maxco, Inc. included in the Annual Report (Form 10-K) for the year ended March 31, 1996.



                                                     /S/ERNST & YOUNG LLP


Detroit, Michigan
June 19, 1996